As filed with the Securities and Exchange Commission on April 25, 2011

Registration No. 333-172773

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT

NO. 2 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Cedar Fair, L.P.

(Exact name of registrant as specified in its charter)

Delaware	7990	34-1560655
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Canada’s Wonderland Company

(Exact name of registrant as specified in its charter)

Canada	7990	98-0524175
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Magnum Management Corporation

(Exact name of registrant as specified in its charter)

Ohio	7990	34-6525545
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

SEE TABLE OF ADDITIONAL REGISTRANTS

One Cedar Point Drive

Sandusky, Ohio 44870-5259

(419) 626-0830

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Duffield Milkie

Vice President and General Counsel

Cedar Fair, L.P.

One Cedar Point Drive

Sandusky, Ohio 44870-5259

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Risë B. Norman, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

Telephone: (212) 455-2000

Approximate date of commencement of proposed exchange offer: As soon as practicable after this Registration Statement is declared effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.    ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per Note	Proposed maximum aggregate offering price(1)	Amount of registration fee
9 1/8% Senior Notes due 2018	$405,000,000	100%	$405,000,000	$47,021(2)
Guarantees of 9 1/8% Senior Notes due 2018(3)	N/A		N/A	N/A(4)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended (the “Securities Act”).
(2)	Previously paid.
(3)	See inside facing page for table of registrant guarantors.
(4)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code of Registrant Guarantor’s Principal Executive Offices
Boeckling, L.P.	Ohio	52-2071215	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Cedar Fair	Ohio	52-2068285	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Cedar Fair Southwest Inc.	Delaware	06-1346301	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Cedar Point, Inc.	Ohio	34-1237537	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Cedar Point of Michigan, Inc.	Michigan	34-1150887	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Kings Island Company	Delaware	31-1088699	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Knott’s Berry Farm	California	95-0907155	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Michigan’s Adventure, Inc.	Michigan	38-2173895	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Western Row Properties, Inc.	Ohio	31-1358762	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

Wonderland Company Inc.	Delaware	13-3929556	One Cedar Point Drive Sandusky, Ohio 44870-5259 (419) 626-0830

EXPLANATORY NOTE

This Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-172773) of Cedar Fair, L.P., Canada’s Wonderland Company and Magnum Management Corporation is filed solely for the purpose of refiling Exhibit 5.4 to such Registration Statement and amending “Part II-Item 21. Exhibits and Financial Statement Schedules”.

II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

California Registrant

Knott’s Berry Farm, is registered under the laws of California.

Section 15904.06 of the California Revised Limited Partnership Act (the “CRLP”) addresses the rights of a general partner with respect to its management and conduct of partnership activities. The 2008 California Revised Limited Partnership Act provides that a limited partnership shall reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred by, the general partner in the ordinary course of the activities of the partnership or for the preservation of its activities or property.

Nova Scotia Registrant

Cedar Canada

Under applicable Nova Scotia law, a director owes a duty of care and a duty of loyalty and good faith (also referred to as a fiduciary duty).

Article 147 of the articles of association of Cedar Canada provide that every director, manager, President, Secretary, Treasurer, and other officer or servant of Cedar Canada shall be indemnified by Cedar Canada against, and it shall be the duty of the directors out of the funds of Cedar Canada to pay, all costs, losses and expenses which any director, manager, Secretary, Treasurer or other officer or servant may incur or become liable to by reason of any contract entered into, or act or thing done by him as such officer or servant, or in any way in the discharge of his duties, including travelling expenses, and the amount for which such indemnity is proved shall immediately attach as a lien on the property of Cedar Canada and have priority as against the members over all other claims.

Delaware Registrants

Cedar Fair, L.P., Cedar Fair Southwest Inc., Kings Island Company and Wonderland Company Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The Restated Certificate of Incorporation of the Kings Island Company (f.k.a. Kings Entertainment Company) gives to the corporation to the fullest extent permitted by Section 145 of the DGCL the right to indemnify any and all persons whom it shall have the power to indemnify under said Section from and against any and all of expenses, liabilities or other matters referenced in or covered by said Section, and the indemnification provided for in the Restated Certificate of Incorporation shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacities and as to action in other capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

The Restated Certificate of Incorporation of Kings Island Company also eliminates the liability of the directors of the corporation for monetary damages to the fullest extent permissible under Delaware law for breach of their fiduciary duties as directors.

Ohio Registrants

Boeckling, L.P. and Cedar Fair are organized under the laws of Ohio.

Cedar Point, Inc., Western Row Properties, Inc. and Magnum Management Corporation are incorporated under the laws of Ohio.

Section 1701.13(E) of the Ohio General Corporation Law (“OGCL”) provides that an Ohio corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of that corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another entity against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal matter, if he had no reasonable cause to believe his conduct was unlawful. In addition, no indemnification shall be made in respect of a claim against such person by or in the right of the corporation, if the person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation except to the extent provided in the court order. Indemnification may be made if ordered by a court or authorized in each specific case by the directors of the indemnifying corporation acting at a meeting at which, for the purpose, any director who is a party to or threatened with any such action, suit or proceeding may not be counted in determining the existence of a quorum and may not vote. If, because of the foregoing limitations, the directors are unable to act in this regard, such determination may be made by written opinion of independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation or any person to be indemnified during the five years preceding the date of determination. Alternatively, such determination may be made by the corporation’s shareholders.

Section 1701.13(E) of the OGCL provides that the indemnification thereby permitted shall not be exclusive of any other rights that directors, officers or employees may have, including rights under insurance purchased by the corporation.

Michigan Registrants

Cedar Point of Michigan, Inc. and Michigan’s Adventure, Inc. are incorporated under the laws of Michigan.

Sections 561 through 571 of the Michigan Business Corporation Act (“MBCA”) contain provisions governing the indemnification of directors and officers by Michigan corporations. That statute provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and, with respect to a criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Indemnification of expenses (including attorneys’ fees) and amounts paid in settlement is permitted in derivative actions, except that indemnification is not allowed for any claim, issue or matter in which such person has been found liable to the corporation unless and to the extent that a court decides indemnification is proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of an action, suit or proceeding, or in defense of a claim, issue or matter in the action, suit or proceeding, the corporation shall indemnify him or her against actual and reasonable expenses (including attorneys” fees) incurred by him or her in connection with the action, suit or proceeding, and any action, suit or proceeding brought to enforce the mandatory indemnification provided under the MBCA. The MBCA permits partial indemnification for a portion of expenses (including reasonable attorneys’ fees), judgments, penalties, fines and amounts paid in settlement to the extent the person is entitled to indemnification for less than the total amount.

The indemnification provisions of the MBCA are not exclusive of the rights to indemnification under a corporation’s articles of incorporation or bylaws or by agreement. However, the total amount of expenses advanced or indemnified from all sources combined may not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses. The indemnification provided for under the MBCA continues as to a person who ceases to be a director, officer, employee or agent.

Item 21.	Exhibits and Financial Statements Schedules.

Exhibit Number	Exhibit Description

2.1	Asset Purchase Agreement between Cedar Fair, L.P. and Six Flags, Inc., Funtime, Inc., Aurora Campground, Inc., Ohio Campgrounds Inc., and Ohio Hotel LLC, dated April 8, 2004. Incorporated herein by reference to Exhibit 2 to the Registrant’s Form 8-K (File No. 001-09444) filed on April 23, 2004.

2.2	Stock Purchase Agreement between Cedar Fair, L.P. and CBS Corporation, dated May 22, 2006. Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on July 7, 2006.

2.3	Amendment No. 1 to the Stock Purchase Agreement between Cedar Fair, L.P. and CBS Corporation, dated June 30, 2006. Incorporated herein by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed on July 7, 2006.

2.4	Agreement and Plan of Merger, dated as of December 16, 2009, by and among Siddur Holdings, Ltd., Siddur Merger Sub, LLC, Cedar Fair Management, Inc. and Cedar Fair, L.P., dated as of December 16, 2009. Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on December 17, 2009.

2.5	Termination and Settlement Agreement among Cedar Fair, L.P. and its affiliates, and the Apollo Parties thereto, dated April 5, 2010. Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on April 6, 2010.

3.1	Fifth Amended and Restated Agreement of Limited Partnership of Cedar Fair, L.P. Incorporated herein by reference to Exhibit A to the Registrant’s Proxy Statement on Schedule 14A (File No. 001-9444) filed March 23, 2004.

3.2**	Boeckling, L.P. Certificate of Limited Partnership

3.3**	Boeckling, L.P. Agreement of Limited Partnership

3.4**	Cedar Canada Company Articles of Incorporation

3.5**	Cedar Canada Company By-Laws

3.6**	Cedar Fair, L.P. Certificate of Limited Partnership

3.7**	Cedar Fair, L.P. Agreement of Limited Partnership

3.8**	Cedar Point, Inc. Articles of Incorporation

3.9**	Cedar Point, Inc. By-Laws

3.10**	Cedar Point of Michigan, Inc. Articles of Incorporation

3.11**	Cedar Point of Michigan, Inc. By-Laws

3.12**	Cedar Fair Southwest, Inc. Articles of Incorporation

3.13**	Cedar Fair Southwest, Inc. By-Laws

3.14**	Kings Island Company Articles of Incorporation

3.15**	Kings Island Company By-Laws

3.16**	Knott’s Berry Farm LP General Partnership Agreement

3.17**	Magnum Management Corporation Articles of Incorporation

3.18**	Magnum Management Corporation By-Laws

3.19**	Michigan’s Adventure, Inc. Articles of Incorporation

3.20**	Michigan’s Adventure, Inc. By-Laws

3.21**	Western Row Properties, Inc. Articles of Incorporation

Exhibit Number	Exhibit Description

3.22**	Western Row Properties, Inc. By-Laws

3.23**	Wonderland Company, Inc. Articles of Incorporation

3.24**	Wonderland Company, Inc. By-Laws

4.1	Indenture, dated as of July 29, 2010, by and among Cedar Fair, L.P., Cedar Canada and Magnum Management Corporation, as Issuers, the Guarantors named therein and The Bank of New York Mellon as Trustee. Incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on July 29, 2010.

4.2	Registration Rights Agreement, dated July 29, 2010, by and among Cedar Fair, L.P., Cedar Canada Company and Magnum Management Corporation, as issuers, the guarantors named therein and J.P. Morgan Securities Inc. as representative of the initial purchasers named therein. Incorporated herein by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed on July 29, 2010.

4.3	Form of 9 1/8% Senior Notes due 2018 (included in Exhibit 4.1)

5.1**	Opinion of Simpson Thacher & Bartlett LLP

5.2**	Opinion of Squire, Sanders & Dempsey (US) LLP

5.3**	Opinion of Warner Norcross & Judd LLP

5.4*	Opinion of McInnes Cooper

10.1	Credit Agreement, dated July 29, 2010, among Cedar Fair, L.P., Magnum Management Corporation and Cedar Canada as borrowers, the several lenders from time to time party thereto, Keybank National Association, Wells Fargo Bank, N.A., UBS Loan Finance LLC and Fifth Third Bank as co-syndication agents and JPMorgan Chase Bank, N.A. as administrative agent and collateral agent. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on July 29, 2010.

10.2	Form of Amendment No. 1 to Credit Agreement, among Cedar Fair, L.P., Magnum Management Corporation, Canada’s Wonderland Company, the several banks and other financial institutions party thereto, the Issuing Lenders and Swing Line Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, dated as of February 25, 2011. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on March 3, 2011.

10.3	Cedar Fair, L.P. Amended and Restated Executive Severance Plan dated July 18, 2007. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

10.4	Cedar Fair, L.P. Amended and Restated 2000 Equity Incentive Plan dated July 18, 2007. Incorporated herein by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

10.5	Cedar Fair, L.P. Amended and Restated 2000 Senior Executive Management Incentive Plan dated July 18, 2007. Incorporated herein by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

10.6	Cedar Fair, L.P. Amended and Restated Senior Management Long-Term Incentive Compensation Plan dated July 18, 2007. Incorporated herein by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

10.7	Cedar Fair, L.P. Amended and Restated Supplemental Retirement Program dated July 18, 2007. Incorporated herein by reference to Exhibit 10.5 to the Registrants Quarterly Report on Form 10-Q filed on August 3, 2007.

10.8	Cedar Fair, L.P. 2008 Supplemental Retirement Program dated February 4, 2008. Incorporated herein by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K filed on February 29, 2008.

10.9	2007 Amended and Restated Employment Agreement with Richard L. Kinzel. Incorporated herein by reference to Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

Exhibit Number	Exhibit Description

10.10	2007 Amended and Restated Employment Agreement with Jacob T. Falfas. Incorporated herein by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q filed on August 3, 2007.

10.11	2007 Amended and Restated Employment Agreement with Peter J. Crage. Incorporated herein by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q filed August 3, 2007.

10.12	Employment Agreement with Robert A. Decker. Incorporated herein by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K filed on February 29, 2008.

10.13	Employment Agreement with H. Philip Bender. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on June 23, 2010.

10.14	Employment Agreement with Richard A. Zimmerman. Incorporated herein by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed on June 23, 2010.

10.15	Cedar Fair, L.P. 2008 Omnibus Incentive Plan dated as of May 15, 2008. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on May 20, 2008.

10.16	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Long-Term Incentive Award Agreement. Incorporated herein by reference to Exhibit 10.13 to the Registrant’s Form 10-K filed on March 2, 2009.

10.17	Cedar Fair, L.P. 2008 Omnibus Incentive Plan 2008-2011 Performance Award Agreement. Incorporated herein by reference to Exhibit 10.13 to the Registrant’s Form 10-K filed on March 2, 2009.

10.18	Amended and Restated Credit Agreement dated as of February 15, 2007 among Cedar Fair, L.P. and Subsidiaries as co-borrowers, and several banks and certain “Lenders” party thereto. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K on February 21, 2007.

10.19	Credit Agreement Waiver, dated January 26, 2010, to the Amended and Restated Credit Agreement, dated February 15, 2007. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on January 28, 2010.

10.20	Letter Agreement between Cedar Fair, L.P., Cedar Fair Management, Inc., Q Funding III, L.P. and Q4 Funding, L.P., dated May 4, 2010. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on January 28, 2010.

12.1**	Statements of computation of Ratio of Earnings to fixed charges.

21.1	Subsidiaries of Cedar Fair, L.P. Incorporated by reference to Exhibit 21 to the Registrant’s Annual Report on Form 10-K filed on February 28, 2011.

23.1**	Consent of Simpson Thacher & Bartlett LLP (included as part of the Opinion filed as Exhibit 5.1)

23.2**	Consent of Squire, Sanders & Dempsey (US) LLP (included as part of the Opinion filed as Exhibit 5.2)

23.3**	Consent of Warner Norcross & Judd LLP (included as part of the Opinion filed as Exhibit 5.3)

23.4*	Consent of McInnes Cooper (included as part of the Opinion filed as Exhibit 5.4)

23.5**	Consent of Independent Registered Public Accounting Firm

24.1**	Power of Attorney

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon as trustee under the Indenture, dated as of July 29, 2010, by and among Cedar Fair, L.P., Cedar Canada and Magnum Management Corporation, as issuers, the guarantors named therein and J.P, Morgan Securities Inc. as representative of the initial purchases named therein.

99.1**	Form of Letter of Transmittal

99.2**	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.3**	Form of Letter to Clients

99.4**	Form of Notice of Guaranteed Delivery

101**	Financials in XBRL Format

*	Filed herewith.
**	Previously filed.

Item 22.	Undertakings.

(a) Each of the undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any propectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser: each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)	that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8)	Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Fair, L.P.

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director of the general partner Cedar Fair Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director, CFMI	April 25, 2011
(Principal Executive Officer)

* Peter J. Crage	Executive Vice President and Chief Financial Officer	April 25, 2011
(Principal Financial Officer)

* Brian C. Witherow	Vice President and Corporate Controller	April 25, 2011
(Principal Accounting Officer)

* Eric L. Affeldt	Director, CFMI	April 25, 2011

* Darrel D. Anderson	Director, CFMI	April 25, 2011

* Richard S. Ferreira	Director, CFMI	April 25, 2011

* Michael D. Kwiatkowski	Director, CFMI	April 25, 2011

* David L. Paradeau	Director, CFMI	April 25, 2011

* John M. Scott, III	Director, CFMI	April 25, 2011

Signature	Title	Date

* Steve H. Tishman	Director, CFMI	April 25, 2011

* C. Thomas Harvie	Director, Chairman, CFMI	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Canada

*
Name:	Richard L. Kinzel
Title:	President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Director	April 25, 2011
Richard L. Kinzel	(Principal Executive Officer)

*	Secretary	April 25, 2011
Peter J. Crage	(Principal Financial Officer)

* Brian C. Witherow	Vice President and Corporate Controller	April 25, 2011
(Principal Accounting Officer)

* Cedar Fair L.P By Richard L. Kinzel President, Chief Executive Officer and Director of the general partner Cedar Fair Management Inc.	Authorized U.S. Representative	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Magnum Management Corporation

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director, MMC	April 25, 2011
(Principal Executive Officer)

* Peter J. Crage	Executive Vice President and Chief Financial Officer	April 25, 2011
(Principal Financial Officer)

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

* Eric L. Affeldt	Director, MMC	April 25, 2011

* Michael D. Kwiatkowski	Director, MMC	April 25, 2011

* David L. Paradeau	Director, MMC	April 25, 2011

* C. Thomas Harvie	Director, MMC	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Boeckling, L.P

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director of the general partner, Magnum Management Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director, MMC	April 25, 2011
(Principal Executive Officer)

* Peter J. Crage	Executive Vice President and Chief Financial Officer	April 25, 2011
(Principal Financial Officer)

* Brian C. Witherow	Vice President and Corporate Controller	April 25, 2011
(Principal Accounting Officer)

* Eric L. Affeldt	Director, MMC	April 25, 2011

* Michael D. Kwiatkowski	Director, MMC	April 25, 2011

* David L. Paradeau	Director, MMC	April 25, 2011

* C. Thomas Harvie	Director, MMC	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Fair

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director of the general partner, Magnum Management Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director, MMC	April 25, 2011
(Principal Executive Officer)

* Peter J. Crage	Executive Vice President and Chief Financial Officer	April 25, 2011
(Principal Financial Officer)

* Brian C. Witherow	Vice President and Corporate Controller	April 25, 2011
(Principal Accounting Officer)

* Eric L. Affeldt	Director, MMC	April 25, 2011

* Michael D. Kwiatkowski	Director, MMC	April 25, 2011

* David L. Paradeau	Director, MMC	April 25, 2011

* C. Thomas Harvie	Director, MMC	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Fair Southwest, Inc.

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Point, Inc.

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Cedar Point of Michigan, Inc.

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Kings Island Company

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Knott’s Berry Farm

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director of Cedar Fair Management, Inc. the general partner of the majority partner, Cedar Fair L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director, CFMI (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

* Eric L. Affeldt	Director, CFMI	April 25, 2011

* Darrel D. Anderson	Director, CFMI	April 25, 2011

* Richard S. Ferreira	Director, CFMI	April 25, 2011

* Michael D. Kwiatkowski	Director, CFMI	April 25, 2011

* David L. Paradeau	Director, CFMI	April 25, 2011

* John M. Scott, III	Director, CFMI	April 25, 2011

* Steve H. Tishman	Director, CFMI	April 25, 2011

Signature	Title	Date

* C. Thomas Harvie	Director, Chairman, CFMI	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Michigan’s Adventure, Inc.

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Western Row Properties

*

Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Sandusky, State of Ohio, on this 25th day of April, 2011.

Wonderland Company, Inc.

*
Name:	Richard L. Kinzel
Title:	President, Chief Executive Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard L. Kinzel	President, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

* Peter J. Crage	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Brian C. Witherow	Vice President and Corporate Controller (Principal Accounting Officer)	April 25, 2011

*By:	/s/ Peter J. Crage
Peter J. Crage Attorney-in-fact